[VANGUARD QUANTITATIVE PORTFOLIOS LOGO]

ANNUAL REPORT 1995

In this Annual Report, I am delighted to formally introduce you to John J. Brennan, who, on January 31, 1996, will assume my responsibilities as Chief Executive Officer of Vanguard Quantitative Portfolios and the other Funds in The Vanguard Group. Mr. Brennan will continue to serve as President of the Funds, and I will continue to serve as Chairman of the Board.

         As a shareholder of the Fund since its inception and as Chairman of all the Vanguard Funds, I want to tell you that I am enthusiastic and confident that Jack Brennan is exactly the right person to succeed me as Chief Executive Officer. To use yet another Vanguard nautical metaphor, he will be the new captain. He has the qualities of leadership, integrity, intelligence, and vision that must continue to be Vanguard's hallmark as we move toward, and then into, the 21st century.

         I know that he has these qualities, because Jack Brennan and I have been working closely together since he joined Vanguard in 1982. He is a graduate of Dartmouth College and Harvard Business School. He started as Assistant to the Chairman and, rising like a rocket, became President in 1989. While, at age 41, he may seem young, he is in fact older than I was when I became Chief Executive Officer of Vanguard's predecessor organization in 1967, at the age of 38. Most important of all, Jack is completely dedicated to the Vanguard character, and believes in our basic mission: serving solely the shareholder, free of any conflict of interest. He believes in holding our costs of operation to a minimum, and in retaining our position as the lowest-cost provider of financial services in the world. He is a true competitor, who shares Vanguard's dedication to providing highly competitive returns to our investors relative to the returns provided by other mutual funds with comparable objectives. He also believes in reporting our results to shareholders with complete candor. He has the full support of the Board of Directors and our crew, and is committed to staying the course we have set for Vanguard. You need have no doubt that the essential elements that drew you to Vanguard in the first place will remain intact.

[FIGURE 1]

         As for me, I expect to fill a useful, if less demanding, role as Chairman of the Board. I shall keep a watchful eye over the interests of our shareholders, our crew, and our investment policies. I shall also speak out on industry affairs, reminding all who will listen of the primacy of the interests of mutual fund shareholders. I will be readily available to provide Jack Brennan with whatever wisdom I may have acquired during my lifetime of experience in this wonderful industry and in my service as captain of Vanguard since I founded this unique organization more than two decades ago.

         In short, I'll still be around. Thank you for all your confidence in me in the past and, in advance, for your continued confidence in Vanguard under Jack Brennan's leadership.

                                        /s/ JOHN C. BOGLE

VANGUARD QUANTITATIVE PORTFOLIOS SEEKS LONG-TERM GROWTH OF CAPITAL AND INCOME, WITH THE GOAL OF EXCEEDING THE RETURN ON THE UNMANAGED STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX OVER TIME. THE FUND'S BROADLY DIVERSIFIED PORTFOLIO IS WEIGHTED TOWARDS THOSE STOCKS CONSIDERED MOST LIKELY TO OUTPERFORM THE INDEX, WHILE MAINTAINING INVESTMENT CHARACTERISTICS THAT, IN THE AGGREGATE, PARALLEL THE INDEX.

                               CHAIRMAN'S LETTER

FELLOW SHAREHOLDER:

With a total return of +35.9% during 1995, Vanguard Quantitative Portfolios enjoyed the largest gain in its nine-year history. To be sure, we rode the ebullient bull market wave that lifted all common stocks, but we also outpaced the typical value (growth and income) mutual fund by a substantial margin.

         The table below reflects our fine absolute performance and compares our total return (capital change plus reinvested dividends) with that of the unmanaged Standard & Poor's 500 Composite Stock Price Index and the average value mutual fund. We fell short of the Index, which turned in a gain of +37.6%, by 1.7 percentage points, but we surpassed by 4.5 percentage points the +31.4% return provided by the average value mutual fund.


----------------------------------------------------------
                                            TOTAL RETURN
                                        ------------------
                                            YEAR ENDED
                                         DECEMBER 31, 1995
----------------------------------------------------------
VANGUARD QUANTITATIVE PORTFOLIOS             +35.9%
----------------------------------------------------------
AVERAGE VALUE MUTUAL FUND                    +31.4%
STANDARD & POOR'S 500 STOCK INDEX            +37.6
----------------------------------------------------------

The Fund's return is based on net asset values of $15.56 per share on December 31, 1994, and $19.95 on December 31, 1995, with the latter figure adjusted to take into account the reinvestment of two semi-annual dividends totaling $.42 per share from net investment income, and a December 1995 distribution totaling $.74 per share from net realized capital gains. The Fund realized additional capital gains (presently estimated at $.39 per share) during 1995 and will distribute them to shareholders in March.

THE STOCK MARKET IN 1995

The great bull market in stocks we enjoyed during the year was virtually uninterrupted as stock prices rose in eleven of the past twelve months. The dimension of the increase was close to record breaking, delighting the bulls even as it astonished the bears. By year's end, the Standard & Poor's 500 Index had generated a total return of +37.6%--its best year since 1958.

         There were, as always, many opinions as to the source of the surprising strength in the stock market. In my view, it resulted from a combination of: (1) record-breaking corporate profits; (2) a growing speculative fever in the marketplace, especially during the final weeks of the year; and (3) a sharp decline in long-term interest rates. The rise in corporate profits was particularly striking. It's estimated that operating earnings for the companies in the Standard & Poor's 500 Index increased about +15% in 1995, after already rising +16% in 1994. (Since 1926, earnings growth has averaged less than +7% per year.) If there is a cautionary signal in this boom in profits, it is that the two-year cumulative earnings growth of +33% has been accompanied by dividend growth of only +11%.

         This subdued dividend growth in the face of sharply higher stock prices resulted in a decline in the yield on the Index to 2.2%, the lowest level on record. Nonetheless, the Wall Street chorus sings "this time it's different." Dividend yield and earnings growth--the two fundamentals of stock returns--are clearly taking a back seat to the market's high valuation of the long-term fundamentals. This is called "speculation," and it is hardly an inconsequential component of 1995's high returns on stocks. So, as 1996 begins, we face an environment that is surely sobering.

         The huge decline in interest rates during the year not only provided a major stimulus to the stock market but also set bond prices afire. The yield of the Lehman Long-Term Corporate Bond Index declined from 8.9% to 6.9% during 1995, even below its level of 7.1% at the start of 1994. The 1995 decline drove long-term bond prices up by fully +19%, resulting in a total return (including the interest coupon) of +28%--remarkably competitive with the return on stocks. Short-term rates also declined as the Federal Reserve reduced the Federal funds rate (the rate at which banks borrow from one another) in July and again in December. On balance during the

[FIGURE 2]

[FIGURE 3]

year, the yield on the U.S. Treasury bill eased from 5.6% to 5.0%.

         This improvement in the actual (and expected) interest rate environment was caused largely by a measurable softening in the growth of the U.S. economy, perhaps with further weakness to come. A sluggish economy, in turn, engendered continued optimism about the benign outlook for inflation. (Indeed, the Consumer Price Index (CPI) was quite well-behaved in 1995, rising by but +2.6%, its smallest increase since 1986.) Investors should carefully ponder the extent to which today's high growth rate of corporate earnings is likely to be sustained in a slowing economy.

THE 1990S SO FAR

During the past year, growth stocks (return of +38.1%) and value stocks (+37.0%) were relatively equal participants in the great bull market. So far during the 1990s, there has been little difference between the two investment styles, as shown in the upper chart to the left, despite some considerable year-to-year variations. For the six years on balance, the average annual returns were: Standard & Poor's Growth Index +13.3%; Standard & Poor's Value Index +12.6%.

         During 1995, stocks with large market capitalizations provided substantially higher returns than small-cap stocks. The giant blue-chip stocks, which dominate the Standard & Poor's 500 Index, provided an average return of +37.6%, while the small-cap Russell 2000 Index return was +28.4%. This outstanding relative performance by the target index your Fund emulates, however, should not be taken for granted.

         Indeed, the performance of large-cap stocks and small-cap stocks normally swings back and forth from one year to the next, as shown in the upper right-hand chart. But, so far this decade, these ups and downs have exactly canceled out one another. The average annual return has been +13% for large-cap and small-cap alike. Thus, over time, there has been little to distinguish the performance of large- and small-cap stocks, just as has been the case between the growth and value objectives.

         What should you make of these numbers? I suggest that you consider my comments in our 1994 Annual Report: "This outcome suggests the wisdom of consistently sticking to your objectives, rather than endeavoring (fruitlessly, I believe) to switch back and forth between . . . market segments in the search for higher returns." Put another way, most investors would benefit by "staying the course" that best meets their needs, whether in large-cap or small-cap stocks--or in some steady mix of each--or even in the entire stock market (presently about 70% large-caps and 30% smaller-caps).

         I should add that the extraordinary gains achieved by stocks in the great bull market of 1995 have materially added to the total return of the stock market so far during the 1990s. One year ago, the five-year return on the Standard & Poor's 500 Stock Index averaged just +8.7% annually. When we tack on an ebullient 1995, the six-year return rises sharply, to an annual average of +13.1%. These two returns, in substance, nicely bracket the +10.7% long-term (since 1926) annual return on stocks. Either way, I would be very surprised if the decade of the 1990s, when it comes to its conclusion, will have matched the average return on stocks of +17.5% per year during the Golden Eighties.

THE FUND IN 1995

As you know, Vanguard Quantitative Portfolios seeks to provide incrementally better returns than those achieved by the Standard & Poor's 500 Index, while maintaining risk characteristics that are similar to the Index. Thus, the Fund's absolute returns are driven primarily by the performance of the Standard & Poor's 500 Index, and our annual returns have consistently paralleled those of the Index. We did not, however, quite match our standard during 1995. Our total return of +35.9%, marvelous in any absolute sense, compared with a return of +37.6% for the Index.

         This modest shortfall was accounted for by a combination of our operating expenses (while among the industry's lowest, our expense ratio reduced our gross return by about 0.5%) and the costs of portfolio transactions. The Standard & Poor's 500 Index, of course, is a theoretical construct that assumes a 100% equity investment at all times. What's more, in the "paper world" in which it operates, it incurs none of the real-world costs of doing business--operating expenses, advisory fees, and portfolio transaction costs--to which all mutual funds are subject.

         Our individual stock selections and our industry group weightings proved to have only a trivial impact on our 1995 results relative to those of the Standard & Poor's 500 Index. The positive impact on our performance from good individual selections of energy and financial stocks was offset by the negative impact of sub-par stock selections in the health-care and technology groups. Our industry weightings had minimal impact on our return largely because we use industry selection as the major element of our risk-controls relative to the Index. This table shows that the similarity in sector weightings between the Fund and the Index in 1995 was, once again, quite striking:


------------------------------------------------------------
                                   SECTOR WEIGHTINGS
                                   -----------------
                                   DECEMBER 31, 1995
                           ---------------------------------
                             VANGUARD
                           QUANTITATIVE   STANDARD & POOR'S
                            PORTFOLIOS    500 STOCK INDEX
------------------------------------------------------------
BASIC MATERIALS                 12%                7%
CAPITAL GOODS                    7                 8
CONSUMER CYCLICAL               12                14
CONSUMER STAPLES                13                12
ENERGY                          10                10
FINANCIAL                       12                12
HEALTH CARE                     10                 9
TECHNOLOGY                       9                11
UTILITIES                       11                13
TRANSPORTATION                   2                 2
MISCELLANEOUS                    2                 2
------------------------------------------------------------
TOTAL                          100%              100%
------------------------------------------------------------

Importantly, we gave our mutual fund competitors a sound drubbing (there is really no other word to use)

[FIGURE 4]

           Average Annual Total Returns--Periods Ended December 31, 1995
-------------------------------------------------------------------------------------------
                                          1 Year        5 Years       Since Inception*
-------------------------------------------------------------------------------------------
Vanguard Quantitative Portfolios          +35.93%        +16.48%        +13.90%
Average Value Fund                        +31.36         +15.20         +11.61
Standard & Poor's 500 Index               +37.58         +16.59         +13.95

*Inception, December 10, 1986.
Note: Past performance is not predictive of future performance.


in 1995. The return of Vanguard Quantitative Portfolios handily exceeded both the +31.1% return for the average general equity mutual fund and the +31.4% return achieved by the average value fund, the more relevant of the two standards.

         In this regard, I should note that the Fund's equity position is composed almost entirely of the large capitalization stocks represented in the Standard & Poor's 500 Index, while our typical competitor holds roughly 75% of its assets in large-cap stocks, with the remainder in mid-cap, small-cap, and foreign stocks. As a result, our large-cap bias provided a substantial advantage over the average value mutual fund during 1995, and we outpaced the returns of fully 379 of our 491 peers, 77% of the total.

A REVIEW OF OUR LIFETIME RECORD

Vanguard Quantitative Portfolios, having commenced operations in December 1986, will soon complete its first decade of operations. The chart above presents the Fund's record during this period compared to our two traditional benchmarks, the unmanaged Standard & Poor's 500 Index and the average value mutual fund. Since our inception on December 10, 1986, the Fund's average annual return is +13.9%, well above the +11.6% return achieved by our average peer, and in a virtual dead heat with the +13.9% annual average return of the Standard & Poor's 500 Index. This table summarizes the results:

-----------------------------------------------------------------
                                          TOTAL RETURN*
                                ---------------------------------
                                      DECEMBER 10, 1986, TO
                                        DECEMBER 31, 1995
                                ---------------------------------
                                                     FINAL VALUE
                                   AVERAGE            OF INITIAL
                                   ANNUAL             INVESTMENT
                                    RATE              OF $10,000
-----------------------------------------------------------------
VANGUARD
  QUANTITATIVE PORTFOLIOS            +13.9%            $32,500
-----------------------------------------------------------------
AVERAGE VALUE FUND                   +11.6%            $27,040
STANDARD & POOR'S 500 INDEX          +13.9              32,630
-----------------------------------------------------------------

* Assuming the reinvestment of all dividends and capital gains distributions.

The compounding effect of these returns is remarkable. On December 31, 1995, based on an initial $10,000 investment, the investor in our Fund would have accumulated $32,500; the investor in the average value fund, $27,040; and the investor in the Standard & Poor's 500 Index, $32,630. In a competitive world, our $5,460 performance edge over our average competitor is equivalent to roughly 55%(!) of the initial $10,000 investment when the Fund began operations.

         It should go without saying that the returns reflected in the table are merely history. Future returns of the Fund--both on an absolute basis and relative to those of the average value fund and the Standard & Poor's 500 Index--are unpredictable and may be better or worse than those illustrated. Our consistent competitive superiority over the average value fund since the Fund's inception helped us to outpace 88% of our competitors.

         The table also shows that we have yet to realize our objective of achieving an incremental annual advantage over the Standard & Poor's 500 Index. Nonetheless, our ability to at least virtually match this tough bogey has resulted in a large financial advantage for our shareholders. I noted above the principal reasons why the Standard & Poor's 500 Index is such a tough benchmark for actively managed mutual funds. In sum, it is difficult for most professional managers to provide returns that can compensate for their operating and frictional costs. But, we have set for ourselves the goal of outperforming this Index, and we will continue to do our utmost to meet this objective.

         I would add that, because of these frictional costs, even most index mutual funds fall well short of the return on the Index itself (a notable exception is the 500 Portfolio of Vanguard Index Trust). So, if Vanguard Quantitative Portfolios has not surpassed the results of the Index itself, it has succeeded over its lifetime in outpacing all of the Standard & Poor's 500 Index funds available to individual investors.

IN SUMMARY

When I wrote to you in our 1994 Annual Report, after a tough and bumpy ride in a lackluster year, I warned you that "the possibility of future bumps cannot be ignored." As 1995 was to turn out, I hardly could have been more wide of the mark. Whether 1996 or 1997 will confirm my caution remains to be seen.

         To state the obvious, 1995 was an extraordinarily bountiful year for the shareholders of Vanguard Quantitative Portfolios. We should all take
(only) a moment to bask in the light of the generous rewards we earned. We should also recognize, however, that the financial markets are never a "one-way street," and the risks that exist today in the stock market may well come home to roost in 1996 and erode our 1995 bounty. Put even more bluntly, Fund shareholders enjoyed an enhancement of +35.9% in value during the year. With this gain now behind us, even a significant market decline seems unlikely to take us back to where we were--presumably with satisfaction--just one year ago.

         Under these circumstances, what course of action should shareholders of Vanguard Quantitative Portfolios follow? In our Annual Report a year ago, under very different circumstances, I urged you to "stay the course," despite the lackluster returns provided by equities during the year. Today, you should recognize that, despite the short-term risk of investing, the biggest long-term risks are: (1) failing to invest in stocks at all; and (2) following an erratic and ever-changing course.

         For our part, we can assure shareholders that the Fund will be managed as it has been over its lifetime, now nearly ten years. It has provided sound participation in a highly diversified group of common stocks selected for their income and capital growth potential. As part of a balanced portfolio of stock funds, bond funds, and money market funds, Vanguard Quantitative Portfolios should continue to provide fully competitive returns relative to other value funds, and should help you to carry out the investment strategy you have chosen to employ.

Sincerely,

/s/ JOHN C. BOGLE
---------------------
John C. Bogle
Chairman of the Board     January 17, 1996

Note: Mutual fund data from Lipper Analytical Services, Inc.

                        TOTAL INVESTMENT RETURN TABLE

The following table illustrates the results of a single-share investment in VANGUARD QUANTITATIVE PORTFOLIOS since inception through December 31, 1995. During the period illustrated, stock prices fluctuated widely; these results should not be considered a representation of the dividend income or capital gain or loss that may be realized from an investment made in the Fund today.



--------------------------------------------------------------------------------------------------------------------------------
PERIOD                       PER SHARE DATA                                                 TOTAL INVESTMENT RETURN*
--------------------------------------------------------------------------------------------------------------------------------
                                                                                        Quantitative Portfolios         S&P 500
                                                              Value with Income      ------------------------------     --------
Year Ended        Net Asset   Capital Gains       Income    Dividends & Capital      Capital    Income       Total         Total
December 31           Value   Distributions    Dividends       Gains Reinvested       Return    Return      Return        Return
--------------------------------------------------------------------------------------------------------------------------------
INITIAL (12/86)      $10.00              --           --                 $10.00        --        --          --            --
--------------------------------------------------------------------------------------------------------------------------------
1986                   9.69              --           --                   9.69       - 3.1%      0.0%      - 3.1%        - 3.3%
--------------------------------------------------------------------------------------------------------------------------------
1987                   9.80          $  .06         $.25                  10.08       + 1.8      +2.2       + 4.0         + 5.1
--------------------------------------------------------------------------------------------------------------------------------
1988                  11.08              --          .35                  11.77       +13.1      +3.7       +16.8         +16.6
--------------------------------------------------------------------------------------------------------------------------------
1989                  14.14              --          .47                  15.54       +27.6      +4.4       +32.0         +31.7
--------------------------------------------------------------------------------------------------------------------------------
1990                  13.29             .04          .47                  15.16       - 5.7      +3.3       - 2.4         - 3.1
--------------------------------------------------------------------------------------------------------------------------------
1991                  16.32             .44          .47                  19.75       +26.4      +3.9       +30.3         +30.5
--------------------------------------------------------------------------------------------------------------------------------
1992                  16.30             .71          .44                  21.14       + 4.2      +2.8       + 7.0         + 7.6
--------------------------------------------------------------------------------------------------------------------------------
1993                  16.45            1.69          .39                  24.06       +11.4      +2.4       +13.8         +10.1
--------------------------------------------------------------------------------------------------------------------------------
1994                  15.56             .40          .39                  23.91       - 3.1      +2.5       - 0.6         + 1.3
--------------------------------------------------------------------------------------------------------------------------------
1995                  19.95             .74          .42                  32.50       +33.1      +2.8       +35.9         +37.6
--------------------------------------------------------------------------------------------------------------------------------
LIFETIME                                                                                                   +225.0%       +226.3%
--------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN                                                                                 +13.9%        +13.9%
--------------------------------------------------------------------------------------------------------------------------------

* Includes reinvestment of income dividends and any capital gains distributions for both the Fund and the Index.

Note: No adjustment has been made for income taxes payable by shareholders on reinvested income dividends and capital gains distributions.


AVERAGE ANNUAL TOTAL RETURNS--THE AVERAGE ANNUAL TOTAL RETURNS FOR THE FUND (PERIODS ENDED DECEMBER 31, 1995) ARE AS FOLLOWS:


                                                                                           SINCE INCEPTION
                                                                                  ---------------------------------
                                    INCEPTION                                      TOTAL      CAPITAL       INCOME
                                      DATE          1 YEAR         5 YEARS        RETURN       RETURN       RETURN
                                    ---------      -------         -------        -------     -------       -------
QUANTITATIVE PORTFOLIOS             12/10/86       +35.93%         +16.48%        +13.90%     +10.83%       +3.07%

ALL OF THESE DATA REPRESENT PAST PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                       REPORT FROM THE INVESTMENT ADVISER

Toward the end of 1995, the economy began to show some signs of slowing as the 1996 election campaign approached. A downward shift in rates by the Fed indicates that policymakers are attuned to mitigating the boom-bust cycle. The shift rightward in the economic agenda seems to have peaked. We foresee a new political equilibrium emerging that will have the government's share of the economy at lower levels. The degree to which the budget negotiations have foundered is a sign of sensitivity to the approaching elections. Although the two sides in the debate have never been as far apart as their rhetoric indicated, it still seems too early to glance with fear or joy toward the 1996 elections.

         The nation's problems associated with income inequality appear to be growing. This is a structural phenomenon and cannot change greatly in the short term. The degree to which either policy or market forces mitigate this problem is open to question, and may be one of the big questions of the next few years.

         In the financial markets, the dollar showed weakness against the major European currencies during the year, but was strong against major Pacific Rim currencies. We continue to view equities as being slightly on the "rich" side, and we offer the caveat that market timing is not, in our view, an ingredient of most successful investment strategies. "Staying the course" with a well-chosen investment mix suits most investors' needs and temperaments.

         Vanguard Quantitative Portfolios has completed nine years of existence. For this period, the S&P 500 Index has produced a total return of +13.9% per annum. The strong 1995, with the S&P returning +37.6%, was an unusual year, underscoring the benefits of equity ownership.

         We judge our own performance versus the S&P 500 Index, our investment policy proxy, and our competitors. For a competitive proxy, we use the Morningstar Mutual Fund computer data base. We lagged the S&P 500 Index performance for the year, as did most equity mutual funds. Our performance compared to the competitive universe of growth and income funds continues to be quite favorable. The following table summarizes our record.

-------------------------------------------------------
    RANK OF VANGUARD QUANTITATIVE PORTFOLIOS VERSUS
             MORNINGSTAR GROWTH AND INCOME FUNDS
    ---------------------------------------------------
                     THROUGH 12/31/95
-------------------------------------------------------
    SINCE INCEPTION           13TH OUT OF 130
    LAST 5 YEARS              47TH OUT OF 194
    LAST 3 YEARS              48TH OUT OF 270
    LAST 1 YEAR               98TH OUT OF 437
-------------------------------------------------------

Source: Morningstar, Inc.

We do not always expect to have pleasing short-term results, but we would be disappointed if our longer-term results lagged available investment alternatives. We would like to remind our investors that our focus is on the longer term. We will inevitably have periods when shorter-term performance will not compare favorably with competitive benchmarks.

         Our investment performance in 1995 was subject to unusual market pressures. Most actively managed funds, including Quantitative Portfolios to a modest degree, hold a portfolio of stocks with an average market capitalization that is smaller than that of the S&P 500 Index. This was not a beneficial differential during 1995.

         Our outlook for the future is positive. We have demonstrated an ability to outperform most active managers in a difficult period for active management. In periods when active management outperforms indexing, we believe that we will outperform both our peers and indexing alternatives to a meaningful degree.

         We believe our past success is illustrative of the effectiveness of the Franklin game plan . . . seeking to win while avoiding periods of major loss. Our goal with your assets is to be consistently above average. We believe that consistency builds strong long-term performance, and will continue to make Quantitative Portfolios an attractive option for equity investors.

Respectfully,

Franklin Portfolio Associates

January 9, 1996

                         SPECIAL NOTICE TO SHAREHOLDERS

NEW AGREEMENT TO REDUCE INVESTMENT ADVISORY FEES

We are pleased to announce that the Board of Directors of Vanguard Quantitative Portfolios has reached an agreement with Franklin Portfolio Associates (FPA), the Fund's investment adviser, on a revised investment advisory agreement. The revised agreement involves a reduction in the annual rate of advisory fees to be paid to FPA. At the Fund's current asset level of $909,447,000, the dollar amount of the annual fee would decline from $1,514,000 to $1,434,000, a reduction of $80,000. The new effective annual fee rate would equal 0.16% of the Fund's current assets and would decline further if the assets were to continue to grow.

         Under the terms of the new agreement, the Fund will pay FPA a basic advisory fee at the end of each fiscal quarter based on the Fund's average month-end net assets during the quarter. The quarterly rate is applied according to the following annual fee schedule:

----------------------------------------
                          ANNUAL BASIC
    NET ASSETS               FEE RATE
----------------------------------------
    FIRST $100 MILLION       0.30%
    NEXT $650 MILLION        0.15
    OVER $750 MILLION        0.10
----------------------------------------


Both the current and revised agreements provide that the basic fee may be increased or decreased by applying an incentive/penalty fee adjustment based on the investment performance of the Fund relative to the investment performance of the Standard & Poor's 500 Composite Stock Price Index.

         This revised investment advisory agreement replaces the Fund's existing agreement with the adviser dated October 1, 1987, and will go into effect on April 1, 1996. Until the effective date, the adviser has agreed to waive its advisory fees to the extent necessary to abide by the new fee schedule. For the fiscal year ended December 31, 1995, the Fund paid approximately $1,362,000 to FPA for investment advisory services.

         The adviser, located at One Post Office Square, Boston, Massachusetts, is a professional investment advisory firm which specializes in the management of common stock portfolios through the use of quantitative investment models. Founded in 1982, FPA, a Massachusetts business trust, is a wholly-owned subsidiary of Mellon Financial Services Corporation, which is itself a wholly-owned subsidiary of Mellon Bank Corporation. Under the terms of its investment advisory agreement with the Fund, the adviser agrees to manage the investment and reinvestment of the assets of the Fund and to continuously review, supervise, and administer the Fund's investment program. The adviser discharges its responsibilities subject to the control of the officers and directors of the Fund.

                            STATEMENT OF NET ASSETS

                                                         FINANCIAL STATEMENTS
                                                            December 31, 1995


                                                                       Market
                                                                        Value
                                                     Shares            (000)+
-----------------------------------------------------------------------------
COMMON STOCKS (95.5%)
-----------------------------------------------------------------------------
   Exxon Corp.                                      376,500        $  30,167
   Philip Morris Cos., Inc.                         297,700           26,942
   Merck & Co., Inc.                                385,000           25,314
   General Electric Co.                             340,300           24,502
   Johnson & Johnson                                236,400           20,242
   International Business
     Machines Corp.                                 218,800           20,075
   Travelers Group Inc.                             288,700           18,152
   Archer-Daniels-Midland Co.                       881,696           15,871
   Sprint Corp.                                     390,800           15,583
   BankAmerica Corp.                                232,500           15,054
   Pfizer, Inc.                                     238,900           15,051
   GTE Corp.                                        336,900           14,824
   Unicom Corp.                                     444,200           14,548
   Unilever NV ADR                                  102,800           14,469
   Pacific Gas & Electric Co.                       481,000           13,648
   The Coca-Cola Co.                                182,700           13,565
   Royal Dutch Petroleum Co. ADR                     96,000           13,548
   Abbott Laboratories, Inc.                        309,740           12,932
   Dow Chemical Co.                                 170,900           12,027
   E.I. du Pont de Nemours & Co.                    162,300           11,341
   SCEcorp                                          634,700           11,266
*  Staples, Inc.                                    456,800           11,134
   Union Carbide Corp.                              278,500           10,444
   Procter & Gamble Co.                             121,684           10,100
*  King World Productions, Inc.                     243,600            9,470
   Avnet, Inc.                                      211,600            9,469
   Allstate Corp.                                   230,052            9,461
   Cardinal Health, Inc.                            170,600            9,340
   Motorola, Inc.                                   162,700            9,274
   NationsBank, Inc.                                128,700            8,961
   Texas Instruments, Inc.                          170,100            8,803
   Textron, Inc.                                    119,600            8,073
   SBC Communications Inc.                          137,200            7,889
   First Chicago NBD Corp.                          198,350            7,835
   The Walt Disney Co.                              131,800            7,776
   Amoco Corp.                                      107,700            7,741
*  Microsoft Corp.                                   86,800            7,617
*  Navistar International Corp.                     702,400            7,375
   ConAgra, Inc.                                    178,400            7,359
   Phelps Dodge Corp.                               108,700            6,767
   Lockheed Martin Corp.                             84,800            6,699
   Newell Co.                                       250,900            6,492
   Phillips Petroleum Co.                           186,200            6,354
   American International Group, Inc.                68,550            6,341
   Halliburton Co.                                  124,200            6,288
*  Viacom International Class B                     132,600            6,282
   Parker Hannifin Corp.                            183,000            6,268
   IBP, Inc.                                        122,400            6,181
   Columbia/HCA Healthcare Corp.                    118,775            6,028
   Norsk Hydro AS ADR                               140,700            5,892
   Avery Dennison Corp.                             116,900            5,860
   Service Corp. International                      132,500            5,830
   Panhandle Eastern Corp.                          208,400            5,809
*  Sun Microsystems, Inc.                           125,200            5,712
   AFLAC, Inc.                                      128,000            5,552
   International Paper Co.                          139,900            5,299
   American General Corp.                           150,918            5,263
   AT&T Corp.                                        80,200            5,193
   Echlin, Inc.                                     140,400            5,125
   Chemical Banking Corp.                            84,700            4,976
   Temple-Inland Inc.                               112,500            4,964
   Sears, Roebuck & Co.                             124,000            4,836
   First Mississippi Corp.                          182,000            4,823
   Pacific Enterprises                              169,400            4,786
   Coca-Cola Enterprises, Inc.                      178,000            4,762
   Intel Corp.                                       83,400            4,733
   Federal National Mortgage Assn.                   38,000            4,717
   PepsiCo, Inc.                                     81,600            4,559
   Weyerhaeuser Co.                                 104,800            4,533
   Consolidated Edison Co.
     of New York, Inc.                              141,400            4,525
   New York Times Co. Class A                       152,000            4,503
   Ryder System, Inc.                               181,600            4,495
   Eaton Corp.                                       83,500            4,478
   Hewlett-Packard Co.                               53,400            4,472
   MCI Communications Corp.                         170,300            4,449
*  Community Psychiatric Centers                    360,600            4,417
   Central & South West Corp.                       157,700            4,396
   PPG Industries, Inc.                              94,500            4,323
   Jostens Inc.                                     174,600            4,234
   The Bank of New York Co., Inc.                    85,700            4,178
   MBNA Corp.                                       111,700            4,119
*  Varity Corp.                                     107,500            3,991
   Black & Decker Corp.                             112,400            3,962
   Cyprus Amax Minerals Co.                         147,700            3,859
   Household International, Inc.                     64,900            3,837
   Williams Cos., Inc.                               86,800            3,808
   Moore Corp. Ltd.                                 199,400            3,714
   First Union Corp.                                 65,400            3,638
   Enron Corp.                                       92,500            3,526
   Loews Corp.                                       41,600            3,260
   Aluminum Co. of America                           53,800            2,845
   Dover Corp.                                       76,500            2,821
   Atlantic Richfield Co.                            24,800            2,747
   Union Camp Corp.                                  56,500            2,691
   Public Service Enterprise Group Inc.              86,100            2,637
   Browning-Ferris Industries, Inc.                  88,400            2,608
   Merrill Lynch & Co., Inc.                         50,600            2,581
   Autodesk, Inc.                                    75,800            2,577
   Rockwell International Corp.                      48,100            2,543
   McDonnell Douglas Corp.                           27,200            2,502
   Marriott International                            65,000            2,486
   Circuit City Stores, Inc.                         86,500            2,389
*  The Kroger Co.                                    63,500            2,381

                                                                       Market
                                                                        Value
                                                     Shares            (000)+
-----------------------------------------------------------------------------
   TRW, Inc.                                         30,600       $    2,372
   Imperial Oil Ltd.                                 65,400            2,360
*  Amdahl Corp.                                     276,400            2,349
*  Digital Equipment Corp.                           35,600            2,283
   Micron Technology Inc.                            57,400            2,274
   Schering-Plough Corp.                             39,400            2,157
   Conrail, Inc.                                     30,300            2,121
   Delta Air Lines, Inc.                             28,400            2,098
   Westvaco Corp.                                    74,000            2,053
   Georgia-Pacific Corp.                             29,900            2,052
   ONEOK, Inc.                                       78,600            1,798
   Northrop Grumman Corp.                            26,500            1,696
   Harcourt General, Inc.                            40,500            1,696
   Integrated Health Services, Inc.                  62,300            1,557
*  AMR Corp.                                         20,500            1,522
   Alcan Aluminium Ltd.                              48,600            1,513
   American Express Co.                              35,900            1,485
   Springs Industries Inc. Class A                   34,600            1,431
*  CDI Corp.                                         78,300            1,409
   Boise Cascade Corp.                               39,300            1,361
   Eastern Enterprises                               37,800            1,332
   Mobil Corp.                                       11,600            1,299
   Baker Hughes, Inc.                                52,200            1,272
   Entergy Corp.                                     42,800            1,252
   Eastman Chemical                                  19,200            1,202
   Bausch & Lomb, Inc.                               30,000            1,189
*  Silicon Graphics, Inc.                            39,800            1,094
   Alberto-Culver Co. Class B                        31,200            1,072
   Harnischfeger Industries Inc.                     30,200            1,004
   Raytheon Co.                                      20,600              973
   Champion International Corp.                      22,900              962
   Salomon, Inc.                                     26,800              951
   American Greetings Corp. Class A                  33,700              931
   The Timkin Co.                                    24,200              926
*  EMC Corp.                                         57,600              886
   Great Western Financial Corp.                     34,400              877
   Teledyne Inc.                                     33,200              851
   Rhone-Poulenc Rorer, Inc.                         14,400              767
*  National Semiconductor Corp.                      32,100              714
   Bristol-Myers Squibb Co.                           8,200              704
   American Stores Co.                               26,100              698
*  Bally Entertainment Corp.                         47,100              659
   Baxter International, Inc.                        14,400              603
   Stone Container Corp.                             39,300              565
*  Firstmiss Gold, Inc.                              24,396              531
*  COMPAQ Computer Corp.                             10,800              518
   Computer Associates
     International, Inc.                              9,000              512
   Occidental Petroleum Corp.                        23,900              511
   Transamerica Corp.                                 7,000              510
   Dana Corp.                                        15,000              439
   Medtronic, Inc.                                    6,900              385
*  USAir Group, Inc.                                 25,000              331
   Becton, Dickinson & Co.                            3,600              270
   Paccar, Inc.                                       4,900              206
   National Service Industries, Inc.                  4,400              142
   Teledyne Inc. Pfd. 'E'                               332                5
-----------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $682,904)                                                    868,888
-----------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (4.4%)
-----------------------------------------------------------------------------
                                                        Face
                                                      Amount
                                                       (000)
                                                  ----------
U.S. TREASURY BILL--Note E
   5.295%, 3/14/96                                $     850              842
REPURCHASE AGREEMENT
   Collateralized by U.S. Government
     Obligations in a Pooled Cash
     Account 5.89%, 1/2/96                           39,009           39,009
-----------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $39,850)                                                      39,851
-----------------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%)
   (Cost $722,754)                                                   908,739
-----------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (.1%)
-----------------------------------------------------------------------------
   Other Assets--Notes C and F                                         6,522
   Liabilities--Note F                                                (5,814)
                                                                    ---------
                                                                         708
-----------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------
   Applicable to 45,593,729 outstanding
     $.001 par value shares
     (authorized 1,000,000,000 shares)                              $909,447
-----------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                             $19.95
=============================================================================

+ See Note A to Financial Statements.
* Non-Income Producing Security.

-----------------------------------------------------------------------------
AT DECEMBER 31, 1995,
   NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------
                                              Amount                      Per
                                               (000)                    Share
                                            --------                  -------
   Paid in Capital                          $702,960                  $15.42
   Undistributed Net
     Investment Income                         2,725                     .06
   Accumulated Net
     Realized Gains                           18,051                     .40
   Unrealized Appreciation
     (Depreciation)--Note E:
     Investment Securities                   185,985                    4.08
     Futures Contracts                          (274)                   (.01)
-----------------------------------------------------------------------------
NET ASSETS                                  $909,447                  $19.95
-----------------------------------------------------------------------------

                            STATEMENT OF OPERATIONS

                                                                                     Year Ended
                                                                              December 31, 1995
                                                                                          (000)
------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME
     Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . .                 $  18,318
     Interest   . . . . . . . . . . . . . . . . . . . . . . . . . . .                     1,829
------------------------------------------------------------------------------------------------
        Total Income  . . . . . . . . . . . . . . . . . . . . . . . .                    20,147
------------------------------------------------------------------------------------------------
   EXPENSES
      Investment Advisory Fee--Note B
        Basic Fee   . . . . . . . . . . . . . . . . . . . . . . . . .       $1,280
        Performance Adjustment  . . . . . . . . . . . . . . . . . . .           82        1,362
                                                                            ------
     The Vanguard Group--Note C
        Management and Administrative   . . . . . . . . . . . . . . .        1,775
        Marketing and Distribution  . . . . . . . . . . . . . . . . .          154        1,929
                                                                            ------
     Taxes (other than income taxes)  . . . . . . . . . . . . . . . .                        60
     Custodian Fees   . . . . . . . . . . . . . . . . . . . . . . . .                         5
     Auditing Fees  . . . . . . . . . . . . . . . . . . . . . . . . .                         9
     Shareholders' Reports  . . . . . . . . . . . . . . . . . . . . .                        84
     Annual Meeting and Proxy Costs   . . . . . . . . . . . . . . . .                        15
     Directors' Fees and Expenses   . . . . . . . . . . . . . . . . .                         3
------------------------------------------------------------------------------------------------
                Total Expenses    . . . . . . . . . . . . . . . . . .                     3,467
------------------------------------------------------------------------------------------------
                   Net Investment Income  . . . . . . . . . . . . . .                    16,680
------------------------------------------------------------------------------------------------
REALIZED NET GAIN
     Investment Securities Sold   . . . . . . . . . . . . . . . . . .                    48,236
     Futures Contracts    . . . . . . . . . . . . . . . . . . . . . .                     6,034
------------------------------------------------------------------------------------------------
                   Realized Net Gain  . . . . . . . . . . . . . . . .                    54,270
------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
     Investment Securities    . . . . . . . . . . . . . . . . . . . .                   151,518
     Futures Contracts    . . . . . . . . . . . . . . . . . . . . . .                      (558)
------------------------------------------------------------------------------------------------
                   Change in Unrealized Appreciation (Depreciation) .                   150,960
------------------------------------------------------------------------------------------------
                   Net Increase in Net Assets Resulting from Operations                $221,910
================================================================================================

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                         YEAR ENDED           Year Ended
                                                                  DECEMBER 31, 1995    December 31, 1994
                                                                              (000)                (000)
--------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income  . . . . . . . . . . . . . . . . . . . . . .     $ 16,680             $ 14,361
   Realized Net Gain (Loss) . . . . . . . . . . . . . . . . . . . . .       54,270               (4,453)
   Change in Unrealized Appreciation (Depreciation)   . . . . . . . .      150,960              (13,905)
--------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets
        Resulting from Operations   . . . . . . . . . . . . . . . . .      221,910               (3,997)
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1)
   Net Investment Income  . . . . . . . . . . . . . . . . . . . . . .      (17,520)             (14,418)
   Realized Net Gain  . . . . . . . . . . . . . . . . . . . . . . . .      (31,764)             (13,668)
--------------------------------------------------------------------------------------------------------
        Total Distributions   . . . . . . . . . . . . . . . . . . . .      (49,284)             (28,086)
--------------------------------------------------------------------------------------------------------
NET EQUALIZATION CREDITS--Note A    . . . . . . . . . . . . . . . . .        1,046                  673
--------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (2)
     Issued     --Regular   . . . . . . . . . . . . . . . . . . . . .      171,861              175,535
                --In Lieu of Cash Distributions   . . . . . . . . . .       47,452               26,576
                --Exchange  . . . . . . . . . . . . . . . . . . . . .       32,772               28,135
     Redeemed   --Regular   . . . . . . . . . . . . . . . . . . . . .      (81,099)             (99,386)
                --Exchange  . . . . . . . . . . . . . . . . . . . . .      (31,260)             (34,137)
--------------------------------------------------------------------------------------------------------
        Net Increase from Capital Share Transactions  . . . . . . . .      139,726               96,723
--------------------------------------------------------------------------------------------------------
        Total Increase    . . . . . . . . . . . . . . . . . . . . . .      313,398               65,313
--------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year  . . . . . . . . . . . . . . . . . . . . . . . .      596,049              530,736
--------------------------------------------------------------------------------------------------------
   End of Year (3)  . . . . . . . . . . . . . . . . . . . . . . . . .     $909,447             $596,049
========================================================================================================
   (1)  Distributions Per Share
        Net Investment Income   . . . . . . . . . . . . . . . . . . .         $.42                 $.39
        Realized Net Gain   . . . . . . . . . . . . . . . . . . . . .         $.74                 $.40
--------------------------------------------------------------------------------------------------------
   (2)  Shares Issued and Redeemed
        Issued      . . . . . . . . . . . . . . . . . . . . . . . . .       11,067               12,877
        Issued in Lieu of Cash Distributions  . . . . . . . . . . . .        2,450                1,690
        Redeemed    . . . . . . . . . . . . . . . . . . . . . . . . .       (6,226)              (8,525)
--------------------------------------------------------------------------------------------------------
                                                                             7,291                6,042
--------------------------------------------------------------------------------------------------------
   (3)  Undistributed Net Investment Income   . . . . . . . . . . . .     $  2,725             $  2,519
--------------------------------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

                                                                            Year Ended December 31,
                                                               -------------------------------------------------
For a Share Outstanding Throughout Each Year                      1995      1994       1993      1992      1991
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR  . . . . . . . . . .         $15.56    $16.45     $16.30    $16.32    $13.29
                                                                -------   -------    -------   -------   -------
INVESTMENT OPERATIONS
     Net Investment Income  . . . . . . . . . . . . . .            .41       .40        .40       .44       .47
     Net Realized and Unrealized Gain
        (Loss) on Investments   . . . . . . . . . . . .           5.14      (.50)      1.83       .69      3.47
                                                                -------   -------    -------   -------   -------
            TOTAL FROM INVESTMENT OPERATIONS  . . . . .           5.55      (.10)      2.23      1.13      3.94
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income   . . . . . .           (.42)     (.39)      (.39)     (.44)     (.47)
     Distributions from Realized Capital Gains  . . . .           (.74)     (.40)     (1.69)     (.71)     (.44)
                                                                -------   -------    -------   -------   -------
            TOTAL DISTRIBUTIONS   . . . . . . . . . . .          (1.16)     (.79)     (2.08)    (1.15)     (.91)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR  . . . . . . . . . . . . .         $19.95    $15.56     $16.45    $16.30    $16.32
================================================================================================================
TOTAL RETURN  . . . . . . . . . . . . . . . . . . . . .        +35.93%    -0.61%    +13.83%    +7.01%   +30.29%
----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Year (Millions)  . . . . . . . . . .           $909      $596       $531      $416      $335
Ratio of Expenses to Average Net Assets . . . . . . . .           .47%      .48%       .50%      .40%      .43%
Ratio of Net Investment Income to
   Average Net Assets . . . . . . . . . . . . . . . . .          2.25%     2.50%      2.22%     2.67%     2.95%
Portfolio Turnover Rate . . . . . . . . . . . . . . . .            59%       71%        85%       51%       61%
----------------------------------------------------------------------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS

Vanguard Quantitative Portfolios is registered under the Investment Company Act of 1940 as a diversified open-end investment company.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of financial statements.

1. SECURITY VALUATION: Securities listed on an exchange are valued at the latest quoted sales prices as of the close of the New York Stock Exchange (generally 4:00 PM) on the valuation date; securities not traded are valued at the mean of the latest quoted bid and asked prices. Securities not listed are valued at the latest quoted bid prices. Temporary cash investments acquired over sixty days to maturity are valued utilizing the latest quoted bid prices and on the basis of a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost which approximates market value.

2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

3. EQUALIZATION: The Fund follows the accounting practice known as "equalization," under which a portion of the price of capital shares issued and redeemed, equivalent to undistributed net investment income per share on the date of the transaction, is credited or charged to undistributed income. As a result, undistributed income per share is unaffected by Fund share sales or redemptions.

4. REPURCHASE AGREEMENTS: The Fund, along with other members of The Vanguard Group of Investment Companies, transfers uninvested cash balances into a Pooled Cash Account, the daily aggregate of which is invested in repurchase agreements secured by U.S. Government obligations. Securities pledged as collateral for repurchase agreements are held by a custodian bank until maturity of each repurchase agreement. Provisions of each agreement require that the market value of this collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

5. FUTURES: The Fund utilizes Standard & Poor's 500 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The Fund may purchase futures contracts to immediately position incoming cash in the market, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. In the event of redemptions, the Fund may pay redeeming shareholders from its cash balance and reduce its futures position accordingly.

     The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Fluctuations in the values of futures contracts are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains (losses) are recognized. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

6. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

B. Under the terms of a contract which expires April 1, 1996, the Fund pays Franklin Portfolio Associates a basic advisory fee calculated at an annual percentage rate of average net assets. The basic fee thus computed is subject to quarterly adjustments based on performance relative to the Standard & Poor's 500 Stock Index. For the year ended December 31, 1995, the advisory fee represented an effective annual rate of .17 of 1% of average net assets before an increase of $82,000 (.01 of 1%) based on performance.

C. The Vanguard Group, Inc. furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Directors. At December 31, 1995, the Fund had contributed capital of $103,000 to Vanguard (included in Other Assets), representing .5% of Vanguard's capitalization. The Fund's directors and officers are also directors and officers of Vanguard.

D. During the year ended December 31, 1995, the Fund made purchases of $523,836,000 and sales of $420,528,000 of investment securities other than U.S. Government securities and temporary cash investments.

E. At December 31, 1995, unrealized appreciation of investment securities for financial reporting and Federal income tax purposes aggregated $185,985,000, of which $194,959,000 related to appreciated securities and $8,974,000 related to depreciated securities.

At December 31, 1995, the aggregate settlement value of open Standard & Poor's 500 Index futures contracts expiring in March 1996, the related unrealized depreciation, and the market value of securities deposited as initial margin for those contracts were $24,738,000, $274,000, and $842,000, respectively.

F. The market value of securities on loan to broker/dealers at December 31, 1995, was $1,558,000, for which the Fund had received cash collateral of $1,620,000.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors
Vanguard Quantitative Portfolios

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Quantitative Portfolios (the "Fund") at December 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for each of the respective periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103
January 31, 1996

                    SPECIAL 1995 TAX INFORMATION (UNAUDITED)
                   FOR VANGUARD QUANTITATIVE PORTFOLIOS, INC.

Corporate shareholders should note that for the year ended December 31, 1995, 55.0% of the Fund's investment income (i.e., dividend income plus short-term capital gains, if any) qualifies for the intercorporate dividends received deduction.

                             DIRECTORS AND OFFICERS

JOHN C. BOGLE, Chairman and Chief Executive Officer
Chairman and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President
President and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman of Rhone-Poulenc Rorer Inc.; Director of Sun Company, Inc.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co., Alco Standard Corp., Raytheon Co., Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co.

BRUCE K. MACLAURY, President of The Brookings Institution; Director of American Express Bank Ltd. and The St. Paul Companies, Inc.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co. and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Treasurer of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Vice President of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD GROUP OFFICERS

ROBERT A. DISTEFANO              IAN A. MACKINNON
Senior Vice President            Senior Vice President
Information Technology           Fixed Income Group

JEREMY G. DUFFIELD               F. WILLIAM MCNABB III
Senior Vice President            Senior Vice President
Planning & Development           Institutional

JAMES H. GATELY                  RALPH K. PACKARD
Senior Vice President            Senior Vice President
Individual Investor Group        Chief Financial Officer

                          THE VANGUARD FAMILY OF FUNDS

                           EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
Vanguard/Windsor Fund
Vanguard/Windsor II
Vanguard Equity Income Fund
Vanguard Quantitative Portfolios
Vanguard/Trustees' Equity Fund
 U.S. Portfolio
Vanguard Convertible
 Securities Fund

BALANCED FUNDS
Vanguard/Wellington Fund
Vanguard/Wellesley Income Fund
Vanguard STAR Portfolio
Vanguard Asset Allocation Fund
Vanguard LIFEStrategy Funds

GROWTH FUNDS
Vanguard/Morgan Growth Fund
Vanguard/PRIMECAP Fund
Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
Vanguard Explorer Fund
Vanguard Specialized Portfolios
Vanguard Horizon Fund
 Global Equity Portfolio
 Global Asset Allocation Portfolio
 Capital Opportunity Portfolio
 Aggressive Growth Portfolio

INTERNATIONAL FUNDS
Vanguard International
 Growth Portfolio
Vanguard/Trustees' Equity Fund
 International Portfolio

                                  INDEX FUNDS

Vanguard Index Trust
 500 Portfolio
 Total Stock Market Portfolio
 Extended Market Portfolio
 Growth Portfolio
 Value Portfolio
 Small Capitalization Stock Portfolio

Vanguard Tax-Managed Fund
Vanguard Balanced Index Fund
Vanguard Bond Index Fund
 Total Bond Market Portfolio
 Short-Term Bond Portfolio
 Intermediate-Term Bond Portfolio
 Long-Term Bond Portfolio

Vanguard International Equity
 Index Fund
 European Portfolio
 Pacific Portfolio
 Emerging Markets Portfolio

                               FIXED INCOME FUNDS

MONEY MARKET FUNDS
Vanguard Money Market Reserves
Vanguard Admiral Fund
 U.S. Treasury Money Market Portfolio

TAX-EXEMPT MONEY MARKET FUNDS
Vanguard Municipal Bond Fund
 Money Market Portfolio
Vanguard State Tax-Free Funds
 Money Market Portfolios
 (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
Vanguard Municipal Bond Fund
Vanguard State Tax-Free Funds
 Insured Longer-Term Portfolios
 (CA, FL, NJ, NY, OH, PA)

INCOME FUNDS
Vanguard Fixed Income
 Securities Fund
Vanguard Admiral Fund
Vanguard Preferred Stock Fund

                           [THE VANGUARD GROUP LOGO]

This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus. All Funds in the Vanguard Family are offered by prospectus only.

                           Vanguard Financial Center
                        Valley Forge, Pennsylvania 19482

                            New Account Information:
                                1 (800) 662-7447

                         Shareholder Account Services:
                                1 (800) 662-2739

                                   Q930-12/95

ON OUR COVER: On the evening of August 1, 1798, Lord Horatio Nelson sailed his flagship, HMS Vanguard, into Egypt's Aboukir Bay. In a night encounter, the British fleet annihilated Napoleon Bonaparte's ships of the line in what is still considered to be the most complete victory ever recorded in naval history. Our Report's cover illustration is Thomas Luny's 1830 painting, The Battle Of The Nile, in which the French flagship, L'Orient, is shown as it exploded at 10:00 p.m. under a gibbous moon.

                        VANGUARD QUANTITATIVE PORTFOLIOS
                                 EDGAR APPENDIX

This appendix describes the components of the printed version of this report that do not translate into a format acceptable to the EDGAR system.

The cover of the printed version of this report features Thomas Luny's 1830 painting "The Battle Of The Nile".

A photograph of John C. Brennan and John C. Bogle appears on the inside cover top-center.

A running head featuring a sword, helmet, gloves and battleships in the background appears at the top of pages one through five.

Line charts illustrating annual total returns between Growth Stocks versus Value Stocks for the fiscal years 1990 through 1995. Line charts illustrating annual total returns between Large Stocks versus Small Stocks for the fiscal years 1990 through 1995 appears at the top of page two.

Line charts illustrating cumulative performance between Vanguard Quantitative Portfolios, Average Value Fund and Standard & Poor's 500 Index, average Annual Total Returns for the period December 10, 1986, to December 31, 1995 appears at the top of page four.

A running head featuring a cannon and battleships in the background appears at the top of page six.

A running head featuring ships wheel, rope and battleships in the background appears at the top of pages seven and eight.

A running head featuring open log book, pen and battleships in the background appears at the top of pages nine through fifteen.

A running head featuring a sextant, a map, and battleships in the background appears at the top of page sixteen.

A running head featuring birds flying and ships in the background appears at the top of the inside back cover.